Exhibit 10.1

AMENDMENT NO. 2 TO EMPLOYMENT AGREEMENT

This Amendment No. 2 (this “Amendment”) effective as of December 11, 2023 to the Employment Agreement, dated January 1, 2022, as amended December 7, 2022 (the “Employment Agreement”), by and between NightHawk Biosciences, Inc. (the “Corporation”) and William Ostrander (“Executive”). Capitalized terms used herein without definition shall have the meanings assigned in the Employment Agreement.

WHEREAS, Executive was retained under the Employment Agreement by the Corporation to serve as its Chief Financial Officer and Corporate Secretary; and

WHEREAS, the Corporation desires to amend the duties of Executive as set forth in the Employment Agreement.

NOW THEREFORE, for the mutual promises contained herein and for ten dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree to amend the Employment Agreement as follows:

1. Amendment. The first sentence of Section 1(b) of the Employment Agreement is hereby deleted and replaced with the following:

“During the Term, the Executive shall use his best efforts to perform faithfully and efficiently the duties and responsibilities assigned to the Executive hereunder and devote the necessary business time and attention to the performance of the Executive’s duties with the Corporation.”

2. Severability. The provisions of this Amendment are severable and if any part or it is found to be unenforceable the other paragraphs shall remain fully valid and enforceable.

3. No Other Amendments; Confirmation. All other terms of the Agreement shall remain in full force and effect. The Agreement, as amended by this Amendment, constitutes the entire agreement between the parties with respect to the subject matter thereof.

4. Counterparts.  This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but both of which together shall constitute one and the same instrument.

5. Governing Law. This Amendment is made and shall be construed and performed under the laws of the State of North Carolina without regard to its choice or conflict of law principles and the parties agree to North Carolina as the exclusive venue for any disputes arising hereunder.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to the Employment Agreement to be duly executed as of the day and year first above written.

/s

NIGHTHAWK BIOSCIENCES, INC.

	By:	/s/ Jeffrey Wolf
	Name:	Jeffrey Wolf
	Title:	Chief Executive Officer

/s/ William Ostrander
William Ostrander